UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 8, 2015

ASHFORD HOSPITALITY PRIME, INC.

(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-35972	46-2488594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 490-9600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers

Equity Awards. On June 8, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Ashford Hospitality Prime, Inc. (the “Company”) approved the following grants of performance stock units (“PSUs”) pursuant to the Amended and Restated Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan:

Named Executive Officer	Target PSUs
Monty J. Bennett, Chairman and Chief Executive Officer	139,962
Douglas A. Kessler, President	54,768
David A. Brooks, Chief Operating Officer, General Counsel and Secretary	48,683

The PSUs are evidenced by award agreements entered into by the Company and each named executive officer, the form of which is attached hereto as Exhibit 10.1. The award agreements provide for the grant of a target number of PSUs that will be settled in shares of common stock of the Company or LTIP units (as defined in the Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Prime Limited Partnership), at the executive’s election, if and when the applicable vesting criteria have been achieved following the end of the performance period, which began on January 1, 2015 and ends on December 31, 2017. The target number of PSUs may be adjusted from 0% to 200% based on achievement of a specified relative total stockholder return, as determined by the Compensation Committee. Assuming continued service through the vesting date and achievement of the specified relative total stockholder return, the PSUs, as adjusted, will generally vest on December 31, 2017. PSU recipients will not have any rights as a stockholder with respect to any shares of common stock subject to the grant until such shares of common stock (or LTIP units) are issued upon vesting but will be entitled to receive dividends or other distributions with respect to the shares of common stock represented by the PSU grant.

The form award agreement relating to the PSUs is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein. This summary does not purport to be complete and is qualified in its entirety by the terms of the form award agreement.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

The following material is being furnished as an exhibit to this Current Report on Form 8-K.

Exhibit	Description

10.1	Form of Performance Stock Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2015

ASHFORD HOSPITALITY PRIME, INC.

	By:	/s/ David A. Brooks
	Name:	David A. Brooks
	Title:	Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Performance Stock Unit Award Agreement